                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                             SCM MICROSYSTEMS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                  77-044-4317
--------------------------------------      -----------------------------------
         (State of Incorporation)           (I.R.S. Employer Identification No.)

     131 Albright Way, Los Gatos, CA                                 95030
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (ZIP Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                Name of each exchange on which
          to be so registered                each class is to be registered

                 None
----------------------------------          --------------------------------

---------------------------------           --------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, par value $0.001 per share
-------------------------------------------------------------------------------
                                (Title of class)

-------------------------------------------------------------------------------
                                (Title of class)

Information Required in Registration Statement

Item 1.           Description of Registrant's Securities to be Registered

                  Incorporated by reference to page 52 of the Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

Item 2.           Exhibits

                  The following exhibits are filed as part of this registration statement:

                  1.1(1)     Specimen certificate for Registrant's Common Stock.

                  2.1(2)     Third Amended and Restated Certificate of
                             Incorporation.

                  2.2(3) Form of Fourth Amended and Restated Certificate of Incorporation to be filed promptly after the closing of the offering.

                  2.3(4)     Bylaws, as amended.


--------
1 Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on June 12, 1997.

2 Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on June 12, 1997.

3 Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on June 12, 1997.

4 Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on June 12, 1997.

Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated: June 12, 1997                         SCM Microsystems, Inc.



                                             By:   \s\Steven Humphreys
                                                   ---------------------------
                                                   Steven Humphreys
                                                   Chief Executive Officer

                                Index to Exhibits



   Exhibit
    Number                                   Description
----------------- -----------------------------------------------------------
    1.1(1)       Specimen certificate for Registrant's Common Stock.

    2.1(2)       Third Amended and Restated Certificate of Incorporation.

    2.2(3) Form of Fourth Amended and Restated Articles of Incorporation to be filed promptly after the closing of the offering.

    2.3(4)       Bylaws, as amended.




---------------------------

1 Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on June 12, 1997.

2 Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on June 12, 1997.

3 Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on June 12, 1997.

4 Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on June 12, 1997.